The Murrayhill Company
Credit Risk Manager Report
February 2005
SASCO 2005-GEL1
2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Executive Summary Section One

Prepayment Premium Analysis Section Two

Analytics Section Three

Table of Contents
2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

Section One

Executive Summary
2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.
$155,257,025
1,230
$140,807,703
1,155
90.69%
93.90%

Collateral Balance

Loan Count
1/31/2005 as a Percentage of Closing Date 1/31/2005 Closing Date

Executive Summary February 2005

Transaction Summary

Collateral Summary
SASCO 2005-GEL1
2

Closing Date: 01/28/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, Cendant Mortgage, Chase Home Finance, Ocwen Financial Services, Option One Mortgage, Wells Fargo Bank, N.A. Mortgage Insurer(s): General Electric Mortgage Insurance, Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance Co., Republic Mortgage Insurance Company, Triad Guaranty Insurance Company, United Guaranty Residential Insurance Company Delinquency Reporting Method: OTS1
2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Prepayment Premium Analysis

Prepayment Premiums Remitted
During the 2/25/2005 distribution, three loans with active prepayment premiums flags were paid off. The prepayment premiums were remitted for all three loans totaling $25,054.

Delinquency Summary
Upon review of portfolio, Murrayhill has found the following: One loan is 90+ days delinquent with a balance of $84,289. There are 18 loans that are 60 days delinquent with an average balance of $52,925. There are 43 loans that are 30 days delinquent with an average balance of $61,779.

Delinquency Summary
30+ Days Delinquent Average Balance 60+ Days Delinquent Average Balance 90+ Days Delinquent Average Balance 43 $61,779 18 $52,925 1 $84,289

Bankruptcy/Multiple Loans to One Borrower

Bankruptcy Reporting
Chapter 7 Bankruptcy Average Balance Chapter 13 Bankruptcy Averagae Balance 7 $37,164 4 $67,721

Multiple Loans to One Borrower

Lien Postion Number of Loans Balance Average Balance 30+ Days
Delinquent 60+ Days Delinquent

First Position 42 $7,308,224 $169,958.70 0 1

Second Position 21 $699,334 $33,302 1 0

Loss Analysis

High Loss Amounts and/or High Loss Severities
This security experienced no losses during the 2/25/2005 remittance period. 2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

Section Two

Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

Section 1:
Class 25-Feb-05
P Class $25,054
Section 2:
Servicer 25-Feb-05
TOTAL $25,054
Section 3:
$25,054
$25,054
Difference:* $0 *Please see "Executive Summary" for details
Trustee Remittance Date
Trustee Remittance Date
Reconciliation for Prepayment Premiums for SASCO 2005-GEL 1
Mortgage Data Through: January 31, 2005
Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to Certificateholders prepared by the trustee. Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month. Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.
Amount remitted to the P Class:
Amount remitted by servicers:
2005 The Murrayhill Company. All Rights Reserved.

Trustee Remittance Date: 25-Feb-05
3
0
Total Loans with Premiums Remitted (B) 3
Loans with Active Prepayment Flags (C) 3
0
Subtotal (D) 3
100.00%
100.00%
Total Paid-Off Loans (E) 27
11.11%

Aggregate Paid-Off Loans Report for SASCO 2005-GEL1
Mortgage Data Through: January 31, 2005
Total Loans with Premiums Remitted to the
Subtotal (B/D)
Total Loans with Premiums Remitted to the
Total Paid-Off Loans (B/E)
Loans with Active Prepayment Flags with
Premiums Remitted (A)
Loans without Prepayment Flags with
Premiums Remitted
Loans without Prepayment Flags with
Premiums Remitted
Premiums Remitted for Loans with Active
Prepayment Flags (A/C)
2005 The Murrayhill Company. All Rights Reserved.
TOTAL

Total Paid-Off Loans with Flags 3
Less Exceptions:
3
0
Loans that were Liquidated from REO Status* 0
0
0
0
Total Paid-Off Loans with Active Prepayment Flags (C) 3
Other Exceptions:
0
0
* These categories are mutually exclusive.

Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted
Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*
Loans that were Liquidated Through Loss Mitigation Efforts*
Paid-Off Loans that Did Not have Premiums Collected because of State Statutes

Paid-Off Loan Exception Report for SASCO 2005-GEL1
Mortgage Data Through: January 31, 2005
Loans with Expired Prepayment Clauses (as stated in the Note)*
Loans with Discrepancies between the Data File and the Note*
Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*
2005 The Murrayhill Company. All Rights Reserved.

Murrayhill ID
Number
Delinquency String Origination Date PPP Flag Expiration Date Payoff Balance PPP Remitted
% of PPP to
Payoff Balance
No PPP
Remitted, w/
Flag
PPP Remitted, No
Flag
Comments
6006068 0 11/5/2003 3 11/5/2006 $100,260.33 $1,994.22 2%
6005655 0 7/26/2004 2 7/26/2006 $614,670.91 $7,734.61 1%
6006842 0 9/29/2004 2 9/29/2006 $466,781.59 $15,325.59 3%
Paid-Off Loans With Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: January 31, 2005
2005 The Murrayhill Company. All Rights Reserved.
Section Three
Analytics
2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: January 31, 2005
AsOfDate 30 Days 60 Days 90 Days Foreclosure REO
1/31/2005 2649296.05 1055216.06 84288.69 96459.2 0
Copyright 2005, The Murrayhill Company. All rights reserved.
This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.
SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: January 31, 2005
AsOfDate 30 Days 60 Days 90 Days Foreclosure REO
1/31/2005 43 18 1 1 0
Copyright 2005, The Murrayhill Company. All rights reserved.
This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: January 31, 2005
Weighted Monthly
Date Average Age Default Amt Default Rate CDR (F-R) SDA Curve
SDA %
31-Jan-05 16.03 $0 0.00% 0.00% 0.32%
0%
Averages: 16.03 $0 0.00% 0.00% 0.32%
0%
2005 The Murrayhill Company. All Rights Reserved.

This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.